The Mosaic Company The Mosaic Company Merrill Lynch Agricultural Chemicals Conference June 5, 2007 Merrill Lynch Agricultural Chemicals Conference June 5, 2007 Exhibit 99.1

Thank you for inviting Mosaic to present at the Merrill Lynch Agricultural Chemicals Conference. 1

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Before we start today --- I want to remind you that this presentation contains forward-looking statements.
The remarks we make are based on information and understandings we believe to be accurate as of today’s date, June 5th, 2007.
Actual results are likely to differ from those set forth in the forward looking statements.
2

Demand Is Growing Demand Is Growing Economic and demographic fundamentals are leading to an agricultural renaissance. Economic and demographic fundamentals are leading to an agricultural renaissance.

Let me start with a brief overview of the strong agricultural marketplace we’re operating in.
A robust outlook for global nutrient use is being powered by market demand to produce more grain and oilseeds to meet the growing need for food, feed and fiber -- and now the new mouth to feed at the table -- energy applications in the form of bio-fuels.
World wide ag industry fundamentals -- on the farm, in the crop nutrition industry, and the agricultural sector in general -- are benefiting from this robust and growing global demand. This is especially true in North America, and increasingly so throughout the world.  These improved fundamentals provide a strong foundation upon which Mosaic will thrive – prosper – and grow.
3

Grain demand growth is
accelerating
Grain demand growth is
accelerating
World Grain Production and Use
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
2.2
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Tonnes
Production Use
Source: USDA
Grain Use CAGR
97-02 02-07
0.9%        2.0%

Global demand growth for grain has accelerated over the last five years, with growth averaging two percent per year from 2002 to 2007. And production of grain has not kept up with demand, resulting in declining grain inventories.
According to the latest U.S. Department of Agriculture statistics, farmers around the globe harvested the third largest crop on record in 2006, but that still did not meet demand. And their first forecast for
2007 shows that despite higher plantings in many countries, an additional decline in grain inventories is expected.
Therefore, grain stocks as a percentage of use will drop to one of the lowest levels in recent history.
4

It’s still a food game
It’s still a food game
World Nutrient Demand
0
20
40
60
80
100
120
140
160
180
70 75 80 85 90 95 00 05 10
Mil Tonnes
Developed Nations Developing Nations Transition Economies
Source: IFA

Although biofuels capture most of the headlines today, our industry still plays mostly in a food game.
The need to grow more food to feed a growing and more affluent population will remain the main driver of nutrient demand.
Developing countries are the engine of nutrient demand growth. This chart shows world nutrient use broken down by developed countries, developing countries and countries in transition from planned to market economies. Developing countries accounted for 125% of the growth in global nutrient demand between 1995 and 2005 and they are expected to account for virtually all of the projected growth through 2010!
5

Growing Global
Energy Consumption
Growing Global
Energy Consumption
Sustained high energy
prices are driving
energy-deficient
countries to develop
alternative sources of
fuel
Sustained high energy
prices are driving
energy-deficient
countries to develop
alternative sources of
fuel
0.0
1.0
2.0
3.0
4.0
5.0
6.0
01 02 03 04 05 06 07 08 09 10 11 12 13 14
0%
10%
20%
30%
40%
50%
Actual/Estimate       Forecast       % of Crop
U.S. Corn Used for
Fuel Ethanol Production
Crop Year Beginning September 1
Source: USDA and Mosaic
Bil Bu

Our newest and most interesting grain consumer are for energy products, such as ethanol.  Nearly every energy-deficit, or grain-surplus country, is developing a biofuels industry in response to persistently high energy prices. This is particularly true in the United States, where ethanol capacity is forecast to increase by about one-third over the next year.
Based on current ethanol production forecasts, the amount of corn processed into ethanol, will increase to more than three billion bushels next year and then climb to 5.6 billion bushels by
2014/2015  This will account for 39 percent of projected U.S. corn production.  This growth in new corn demand is unprecedented.
6

Food
and
Fuel
are competing for grain.
Food
and
Fuel
are competing for grain.
Grain Supply Is Constrained
Grain Supply Is Constrained
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
Corn Soybean
Corn and Soybean Future Prices
Monthly Average of Daily Close of Nearby Options
$ BU Corn $ BU Soybean
Source: CBOT
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07

While the use of grains and oilseeds for fuel is increasing, supply is limited.  Tight stock levels have resulted in high corn and soybean prices.  Corn prices are currently around $3.80 per bushel for this year’s crop and about $4 per bushel for next year’s crop.  As a result, on-farm economics have dramatically improved compared with the last few years.
7

Food
Feed
Fuel
Fiber
Food
Feed
Fuel
Fiber
Ag Supply & Demand Dynamics
Ag Supply & Demand Dynamics
Bio-fuel products have added a significant
new end-market competitor for crops.
Bio-fuel products have added a significant
new end-market competitor for crops.
Limited Supply
of Arable Land
Limited Supply
of Arable Land
Higher
Yield
Higher
Yield
Crop
Nutrients
Crop
Nutrients

There is a limited, near-term supply of arable land to meet this increased demand for grains and oilseeds.  In order to meet demand growth, farmers will need to plant more acres to corn.
In the United States, farmers are expected to plant around 90 million acres of corn this spring.  At nearly $4 per bushel, corn attracts acreage away from other crops, like soybeans or wheat, and prices for these crops have also increased.  This in turn improves the outlook for other crop growing countries, especially Brazil.
Much more important for us than increased corn acreage will be higher fertilizer application rates across all acres planted.  Higher crop prices will encourage farmers to apply more fertilizer to maximize their yields and economic returns.
8

Fertilizer Wins With
These Dynamics
Fertilizer Wins With
These Dynamics
Source: IFA
10.0
15.0
20.0
25.0
30.0
97 98 99 00 01 02 03 04 05 06 07 08
World Potash Demand
MMT
25.0
30.0
35.0
40.0
97 98 99 00 01 02 03 04 05 06 07 08
World Phosphate Demand
Source: IFA
MMT

These bullish agricultural fundamentals will result in strong and increased demand growth for phosphates and potash over the next several years.
After a decline last year, U.S. nutrient use is projected to rebound by 9% to 23.2 million tons in the
2007 fertilizer year.
Turning to the global outlook, phosphates and potash demand are both expected to increase 3 to 4%
over the next three years.
The phosphates market balance looks to be particularly tight through the remainder of 2007, while the potash market looks balanced to tight.
9

World’s Top Phosphate Producer
World’s Top Phosphate Producer
• World’s Largest Capacity
of Phosphate Fertilizer
•
15% Global
•
56% U.S.
• Largest Producer of
Feed Phosphate in U.S.
• World Scale & Efficient
Operations
• World’s Largest Capacity
of Phosphate Fertilizer
•
15% Global
•
56% U.S.
• Largest Producer of
Feed Phosphate in U.S.
• World Scale & Efficient
Operations
0.0
2.0
4.0
6.0
8.0
10.0
Mosaic OCP PhosAgro CF GCT
Phosphate Fertilizer Capacity
2007
1000 tonnes
DAP/MAP/TSP

We are the world’s largest phosphate producer.
Our capacity for finished phosphates exceeds the combined production of the next three largest producers.  We are also the largest U.S. feed phosphates producer.
Mosaic ships about 34% of its phosphate production into the North American market where we hold the leading market share.
The remaining 66% of our phosphates is exported to the rapidly growing grain producing and food consuming regions of Asia and Latin America which include India and Brazil.
10

DAP Prices: Reach Record High Levels DAP Prices: Reach Record High Levels 100 150 200 250 300 350 400 450 Record $435/MT $ million tonnes FOB Tampa Source: Fertecon

DAP prices increased dramatically in early 2007 due to a very tight market balance and industry inventories were at 20-year lows as of the end of April.  The DAP spot export price in Tampa is currently around $427 per metric tonne compared with around $240 per tonne in December.
These higher prices came too late to show up in our third quarter results.  We regularly forward sell our product out by one to two months, so higher market prices turn into realized prices with a two to three month lag.  Therefore, we will begin to see these higher prices in our fiscal year fourth quarter results.
Also keep in  mind that we are selling phosphates at various prices throughout a quarter, so spot selling prices may not be indicative of our average DAP selling for the entire period.
11

Phosphates Outlook
Phosphates Outlook
•
Tight Supply/Demand Balance
•
Limited New Capacity Next 3 Years
• Saudi project will be needed by 2011
•
Healthy North American Market
•
Strong Offshore Growth – Especially Brazil
•
Tight Supply/Demand Balance
•
Limited New Capacity Next 3 Years
• Saudi project will be needed by 2011
•
Healthy North American Market
•
Strong Offshore Growth – Especially Brazil
Turn Favorable Markets
Into Strong Earnings

The Phosphates market currently has one of the tightest market balances of the three principle crop nutrients.  The recovery in North America demand, combined with strong offshore growth in places like
Brazil and India, resulted in short supplies and significantly improved prices.
In addition, we have already booked substantial volumes for summer fill sales into the North American market, mostly at or near current spot price levels.
With the announced sale of 1.1 million metric tonnes to India last week by PhosChem – the U.S.
phosphate producers export association, the phosphates market is expected to remain tight over about the next six months.
The market is also expected to stay tight over the medium term as there are only a few small projects scheduled to come on-stream over the next three years.  This is partially due to a high capital requirement for new plants.  By the time the long-planned and large Saudi project comes on-stream around 2011, demand growth will likely make the plant necessary.
Over the next year for Phosphates, Mosaic will remain focused on turning these tight market conditions into a strong financial performance.
12

Leading Global Potash Producer
Leading Global Potash Producer
• Potash Capacity
•
13% Global (#2)
• Five Mines
• Low-cost & Competitive
industry position
• Potash Capacity
•
13% Global (#2)
• Five Mines
• Low-cost & Competitive
industry position
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Potash Capacity
2008
Million tonnes Product

Now moving on to Potash, Mosaic is the world’s second largest potash producer by capacity.   We
recently added 1.1 million tonnes of capacity to our Esterhazy potash mine, at a capital cost of $35 million.  This expansion further establishes our position as a low cost producer and provides the production capacity for Mosaic to meet growing world demand.
Mosaic’s current annual capacity is now about 10.2 million tonnes, including the recent Esterhazy mine expansion.
We ship about 54% of our product into the North America market where Mosaic holds the leading market share.
Mosaic exports about 46% of its potash with our exports handled by Canpotex, the export association of Saskatchewan potash producers.  Our principal customers are mainly in Asia and Latin America –
including India, China and Brazil.
13

Mosaic Potash Expansions
Mosaic Potash Expansions
Additional
Year Capacity Cost Cost
On-Line 000's MT KCL US$ millions US$/MT Status
Esterhazy
2006 1,116 $35 $31 Complete
Belle Plane Phase 1
2010 118 $14 $119 Underway
Colonsay Phase 1
2010 227 $22 $97 Underway
Belle Plane Phase 2
2012 363 $76 $209 Approval
Colonsay Phase 2
2012 299 Engineering
Belle Plaine Phase 3
2014 272 Engineering
Belle Plaine Phase 4
2016 481 Engineering
Total 2,876
Match Supply with Growing Demand
Expected Expected

As I previously noted, Mosaic recently completed a 1.1 million tonne per year potash capacity at our
Esterhazy mine.  We also have several other brownfield potash growth opportunities, which are in various phases.
We are already underway on the first phases of capacity expansions at our Belle Plaine and
Colonsay potash mines and have also defined additional capacity expansions for those two mines.
The capital cost of these projects will vary from $100 to $500 per annual tonne of capacity based on our estimates at  this point in time.  So these brownfield projects are very economical when compared with an expected cost of about $800 per annual tonne of capacity for a new mine.
14

Potash Pricing Trends
Potash Pricing Trends
90
110
130
150
170
190
210
230
Granular MOP Prices
U.S. Midwest Warehouse fob
Source: Green Markets
$ ST
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07

The growth in demand in 2003 and 2004 resulted in the awakening of the potash market and tight supplies.  Both domestic and international potash prices currently remain at strong levels relative to historical values.
These prices are supported by good fundamentals in the global potash market including demand growth in key countries, such as the United States, Brazil and India.
In the export market, Canpotex recently completed a potash supply contract with customers in India with an increase of $50 per tonne.  Potash prices are also increasing in other key Latin American and
Asian countries.
Finally, we expect to have higher production rates in of fiscal 2008, which should reduce costs on a per tonne basis and improve our margins.
15

Potash Outlook
Potash Outlook
Balanced to Tight Supply/Demand
•
Growing tighter over medium term
Sustained Demand Growth
•
Modest growth in North America
•
Good offshore growth, especially Asia and Latin
America
No New Greenfield Projects Over Next 4 Years
Loss of Russian mine in 2006
Balanced to Tight Supply/Demand
•
Growing tighter over medium term
Sustained Demand Growth
•
Modest growth in North America
•
Good offshore growth, especially Asia and Latin
America
No New Greenfield Projects Over Next 4 Years
Loss of Russian mine in 2006

Potash has traditionally been a very good and stable market with relatively strong margins. We expect the potash market to be balanced to tight in the near term and even grow modestly tighter over the medium term.
On the demand side, we see sustained global demand growth of 3% to 4% over the next three years.
This will be led by the strong recovery of over 10% in North America this year and strong growth in key offshore markets in Asia and Latin America.
We are forecasting Canadian offshore exports to rebound by nearly 50% in the 2006/2007 fertilizer year and increase another 3% in the following year.
We expect only modest increases in new capacity as new greenfield projects are not justified by current  potash prices.  A new 2 million per year potash mine would require capital investment of about $1.6 billion.
16

Strategic Offshore Interests
in Growing Markets
Strategic Offshore Interests
in Growing Markets
•
Global Nutrient Assets
• Brazil:  20% stake in Fosfertil, largest phosphate
producer in Latin America
• China:  35% Interest in DAP Plant
• Argentina:  New SSP plant on stream
•
Distribution Assets in Key Growth Countries
•
Product Marketing Operations in all Major
Global Nutrient Markets
•
Global Nutrient Assets
• Brazil:  20% stake in Fosfertil, largest phosphate
producer in Latin America
• China:  35% Interest in DAP Plant
• Argentina:  New SSP plant on stream
•
Distribution Assets in Key Growth Countries
•
Product Marketing Operations in all Major
Global Nutrient Markets

Our Offshore business segment differentiates Mosaic from our competitors.  We have a significant global production and distribution network in key growth markets, such as in Latin America and Asia.
We have SSP and feed production facilities in Brazil and NPK compound and bulk blending plants in
China.  And, we just opened a SSP plant in Argentina.
We have equity positions in phosphate production facilities in Brazil and China which contributed $12 million of equity income in the first nine months of fiscal 2007.
The Offshore segment helps manage the seasonality of our business plus provides on the ground expertise and timely market intelligence.  This international network helps us fully harvest the opportunities presented by the strong global agricultural fundamentals.
17

Strong N.A. Nitrogen Position Strong N.A. Nitrogen Position •Exclusive Marketing Rights •Annual Capacity 1.2 Million Tonnes •Energy Efficient Facility •50% Equity Stake in Saskferco

We also have a strong nitrogen production position in North America.
This comes in the form of our 50% equity position in Saskferco.
The Saskferco plant is an energy efficient, world scale facility, ideally situated in the natural gas rich region of Western Canada.  It has the capacity to produce 1.2 million tonnes of Urea, along with ammonia and liquid fertilizer products.
Mosaic has exclusive marketing rights for all of Saskferco’s production.  Saskferco produced over
$11 million in equity income for the first nine months of fiscal 2007 – with prospects for delivering strong fourth quarter results.
18

The Opportunity Is Significant The Opportunity Is Significant Phosphates Market has Broken Out Phosphates Market has Broken Out

Mosaic is one of the industry’s newest players.  We’ve spent the last two and half years laying the foundation for the company.
As yet, we have not produced the financial returns that either we – or our investors – expect of us.
However, we are excited about recent market place changes, the significant opportunities before us and the capabilities of our enterprise.
The phosphates market is clearly the most improved fertilizer nutrient sector over just the past six months.
We see it having the tightest supply and demand market balance of the three principle crop nutrients, now and for the near term.
This tight market balance plays to our strength as the world’s largest phosphate producer.
19

Fiscal 2008 Priorities
Fiscal 2008 Priorities
•
Focus on Performance
• Maintain strong earnings momentum
•
Strategy Development
•
Customer Focus
•
Generate Cash / Pay Down Debt
•
Focus on Performance
• Maintain strong earnings momentum
•
Strategy Development
•
Customer Focus
•
Generate Cash / Pay Down Debt
Fiscal 2008             Deliver Results!

Our focus for fiscal 2008 will be on delivering strong financial results.
We aim to maintain our earnings momentum that has begun with the expected strong performance for Q4 – and then throughout fiscal 2008.
As I advised previously -- we began a strategy development process earlier this year and expect to finish this by October. This is still a work in progress, but I will provide some preliminary results from our early work.
Our customer focus will continue to be a priority of ours as we go forward.
And finally our mantra since day one of Mosaic’s founding is to improve performance, generate cash and pay down debt.  This process has finally begun with a $250 million repayment on May first.  The prospect is clearly for more to come.
20

•
Higher Volume Likely
• Exports are key
•
Prices Up
• Modest increase in North America
• Higher offshore prices
• China 2008 price negotiations
•
Gross Margin Up
•
Higher Volume Likely
• Exports are key
•
Prices Up
• Modest increase in North America
• Higher offshore prices
• China 2008 price negotiations
•
Gross Margin Up
Fiscal 2008 Potash Guidance
Fiscal 2008 Potash Guidance
Continuing Momentum

Potash volume in fiscal 2007 is expected to be at the upper end of the range of 7.7 to 8.1 million metric tonnes. Given attractive supply and demand dynamics, the healthy North American market and the Canpotex forecast for offshore volumes, higher volumes in fiscal 2008 appear likely.  This is assuming continued success with our Chinese customers.
We expect the average Potash selling price to increase in fiscal 2008 compared with the current year.
We are seeing positive trends in North America as well as in key Asian and Latin American countries.
All told, we look for growing potash revenues and improving gross margins, as operating efficiencies should increase.
21

Fiscal 2008 Phosphates Guidance
Fiscal 2008 Phosphates Guidance
•Flat Volume
• Low inventory levels
• “Flat out” Production
•Phosphates Selling Price
• Strong year over year increase
•Flat Volume
• Low inventory levels
• “Flat out” Production
•Phosphates Selling Price
• Strong year over year increase
A Great Year Coming

For Phosphates, we expect to ship 9.0 to 9.3 million metric tonnes in fiscal 2007 and look for something comparable in fiscal 2008. We expect little – if any – volume to China next year, which would eliminate a drag on profitability we have experienced this year. Note also that we will begin the year with minimal inventory levels, which may create challenges in meeting expected export demand this summer – which is especially true considering the recent large sale to India.  The good news is that we expect to run at peak effective capacity levels, which is good for profits.
Obviously we expect a higher average phosphates selling price in fiscal 2008. We expect the first quarter phosphates selling price will easily be above year-ago levels.  I will leave it to you to decide how high is high at this time.
Phosphates revenues should be up smartly next year.  More importantly, gross margin should be up substantially as we run at full capacity and eliminate many of the cost issues that have hurt us this year.  Fiscal 2008 is shaping up to be a great year for our Phosphates business.
22

Grow Potash Capacity
Improve Phosphates Cost Structure
Refocus Offshore on Key Markets
Develop Florida Land Vision
Review Other Opportunities
Nitrogen/Industrial/Byproducts
Strategy Development
Strategy Development

We began an extensive strategy development earlier this year and still have a lot of work to do, including defining and choosing our strategic direction.  However, I would like to provide some preliminary results - that are more focused on the short term.
Number one on our strategic list is to increase our potash capacity in Saskatchewan as I previously noted.
For Phosphates, we will focus on improving our cost structure -- including some strategic capital investments, such as more co-generation to reduce energy costs.
We will refocus our Offshore business on key growth markets, especially in Latin America.  As part of this, we are in the process of selling our Offshore locations in Russia and the Ukraine plus we just closed our small business in France.
We are also developing a vision for our Florida land opportunities. We have about 250,000 acres in
Central Florida and consider this a long-term and unique opportunity.  Finally we are reviewing several other opportunities which include how big we want to be in the nitrogen market and, yes, maybe even uranium production along with other industrial products.  These are all just options at this time.
23

•
Once-in-a-generation
Industry Fundamentals
•
Exceptional Asset
Base
•
Proven Management
•
Focused on
Performance
•
Once-in-a-generation
Industry Fundamentals
•
Exceptional Asset
Base
•
Proven Management
•
Focused on
Performance
An Investment in Mosaic
An Investment in Mosaic

Finally, let me summarize the investment thesis for Mosaic at this time.  Market fundamentals are very strong, probably a once-in-a-generation opportunity for this company.  It is truly an exciting time in agriculture and Mosaic will participate through our exceptional asset base.
We expect that you will begin to see our operating leverage in Phosphates and Potash in our fourth quarter results.  We will be focused on delivering strong earnings in fiscal 2008.  We believe we have an excellent management team and we are all keen on proving this over the next year. We are not without our challenges, but we have worked hard to build Mosaic’s foundation and now have momentum and we look forward to fiscal 2008 with confidence and conviction.
24

Fertile Ground: Market Potential with Margin Upside Fertile Ground: Market Potential with Margin Upside

Thank you. I’ll now take questions. 25